EXHIBIT 32.1

SECTION 1350 CERTIFICATION
OF CHIEF EXECUTIVE OFFICER

In connection with this quarterly report on Form 10-Q of THOR Industries, Inc. for the period ended April 30, 2025, I, Robert W. Martin, President and Chief Executive Officer of THOR Industries, Inc., hereby certify pursuant to 18 U.S.C.
§ 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that:

1.this Form 10-Q for the period ended April 30, 2025 fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.the information contained in this Form 10-Q for the period ended April 30, 2025 fairly presents, in all material respects, the financial condition and results of operations of THOR Industries, Inc.

DATE:	June 4, 2025	/s/ Robert W. Martin
Robert W. Martin
President and Chief Executive Officer
(Principal executive officer)